                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-772
                                   ------------


                         RIVERSOURCE EQUITY SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 Ameriprise Financial Center, Minneapolis, Minnesota            55474
--------------------------------------------------------------------------------
          (Address of principal executive offices)                    (Zip code)


  Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 671-1947
                                                    -----------------

Date of fiscal year end:     11/30
                         --------------
Date of reporting period:    11/30
                         --------------

   Annual Report

                                                       RIVERSOURCE [LOGO](SM)
                                                             INVESTMENTS

   RIVERSOURCE(SM)
   MID CAP GROWTH FUND

   ANNUAL REPORT FOR
   THE PERIOD ENDED
   NOV. 30, 2006

>  RIVERSOURCE MID CAP GROWTH
   FUND SEEKS TO PROVIDE
   SHAREHOLDERS WITH GROWTH
   OF CAPITAL.

TABLE OF CONTENTS

Fund Snapshot ...........................................................    3

Performance Summary .....................................................    5

Questions & Answers with Portfolio Management ...........................    7

The Fund's Long-term Performance ........................................   12

Investments in Securities ...............................................   14

Financial Statements ....................................................   18

Notes to Financial Statements ...........................................   21

Report of Independent Registered Public Accounting Firm .................   37

Federal Income Tax Information ..........................................   38

Fund Expenses Example ...................................................   39

Board Members and Officers ..............................................   41

Proxy Voting ............................................................   44

                                    [LOGO]
                                 DALBAR RATED
                                     2006
                               FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


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2  RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT

FUND SNAPSHOT AT NOV. 30, 2006

FUND OVERVIEW

RiverSource Mid Cap Growth Fund focuses primarily on medium-sized companies that are expected to exhibit strong rates of growth within their respective industries. The Fund seeks growing companies with solid management, financial strength, potential for continued growth and a competitive market position. The Fund employs a risk-conscious approach that incorporates a bottom-up, fundamental approach when selecting companies in which to invest.

SECTOR BREAKDOWN*

Percentage of portfolio assets

Other(1)                                       15.5%
Financials                                      6.4%
Energy                                          8.1%
Industrials                                     9.7%            [PIE CHART]
Information Technology                         28.2%
Health Care                                    17.9%
Consumer Discretionary                         14.2%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Materials 3.6%, Telecommunication Services 3.2%, Consumer
      Staples 2.9%, Utilities 2.1% and Cash & Cash Equivalents(2) 3.7%.

(2) Of the 3.7%, 3.3% is due to security lending activity and 0.4% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

BMC Software                             2.1%
Advent Software                          2.1%
Fiserv                                   2.0%
ENSCO Intl                               1.9%
Network Appliance                        1.9%
Microchip Technology                     1.9%
T Rowe Price Group                       1.9%
Cintas                                   1.8%
Acxiom                                   1.7%
MedImmune                                1.7%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.


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RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT  3

FUND SNAPSHOT AT NOV. 30, 2006

STYLE MATRIX

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
                       LARGE
                  X    MEDIUM   SIZE
                       SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGER

                                                             YEARS IN INDUSTRY
John Schonberg, CFA                                                19

FUND FACTS

                                          TICKER SYMBOL        INCEPTION DATE
Class A                                       INVPX                 6/4/57
Class B                                       IDQBX                3/20/95
Class C                                       AESCX                6/26/00
Class I                                       AQUIX                 3/4/04
Class Y                                       IESYX                3/20/95

Total net assets                                            $1.338 billion

Number of holdings                                                     122


--------------------------------------------------------------------------------

4  RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

                            PERFORMANCE COMPARISON
                       For the year ended Nov. 30, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Mid Cap Growth Fund Class A (excluding sales charge)         -0.55%
Russell Midcap(R) Growth Index (unmanaged)                              +12.88
Lipper Mid-Cap Growth Funds Index                                       +11.80

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


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RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT NOV. 30, 2006

                                                                                       SINCE
Without sales charge              1 YEAR      3 YEARS      5 YEARS      10 YEARS     INCEPTION
Class A (inception 6/4/57)        -0.55%       +6.80%       +6.12%       +7.90%       +8.89%
Class B (inception 3/20/95)       -1.28%       +5.96%       +5.31%       +7.07%       +9.97%
Class C (inception 6/26/00)       -1.28%       +5.96%       +5.29%         N/A        -0.01%
Class I (inception 3/4/04)        -0.07%         N/A          N/A          N/A        +6.13%
Class Y (inception 3/20/95)       -0.34%       +6.98%       +6.30%       +8.05%      +10.98%
With sales charge
Class A (inception 6/4/57)        -6.27%       +4.71%       +4.87%       +7.26%       +8.76%
Class B (inception 3/20/95)       -6.21%       +4.76%       +4.99%       +7.07%       +9.97%
Class C (inception 6/26/00)       -2.27%       +5.96%       +5.29%         N/A        -0.01%

AT DEC. 31, 2006

                                                                                       SINCE
Without sales charge              1 YEAR      3 YEARS      5 YEARS      10 YEARS     INCEPTION
Class A (inception 6/4/57)        -0.23%       +6.27%       +4.94%       +8.07%       +8.86%
Class B (inception 3/20/95)       -0.92%       +5.46%       +4.14%       +7.24%       +9.83%
Class C (inception 6/26/00)       -0.92%       +5.46%       +4.14%          N/A       -0.12%
Class I (inception 3/4/04)        +0.26%          N/A          N/A          N/A       +5.71%
Class Y (inception 3/20/95)       -0.01%       +6.46%       +5.12%       +8.22%      +10.84%
With sales charge
Class A (inception 6/4/57)        -5.96%       +4.19%       +3.71%       +7.43%       +8.73%
Class B (inception 3/20/95)       -4.50%       +4.43%       +3.84%       +7.24%       +9.83%
Class C (inception 6/26/00)       -1.64%       +5.46%       +4.14%          N/A       -0.12%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class Y shares. These share classes are available to institutional investors only.


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6  RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, portfolio manager John Schonberg discusses RiverSource Mid Cap Growth Fund's results and positioning for the fiscal year ended Nov. 30, 2006. Mr. Schonberg became portfolio manager on Oct. 17, 2006.

The specific stocks mentioned are for illustrative purposes only and are not a complete list of stocks that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

Q:    How did the Fund perform for the year ended Nov. 30, 2006?

A: RiverSource Mid Cap Growth Fund declined 0.55% (Class A shares excluding sales charge) for the 12 months ended Nov. 30, 2006, underperforming its benchmark, the Russell Midcap Growth Index (Russell Index), which advanced 12.88% for the period. The Fund's peer group, represented by the Lipper Mid-Cap Growth Funds Index, was up 11.80% for the same time frame.

Q:    What factors most significantly affected performance for the period?

A: The past 12 months was an extremely difficult period for the Fund. Within the mid-cap stock universe, high quality mid-cap growth companies continued to underperform lower quality mid-cap growth stocks, as has been the case for the past two to three years. RiverSource Mid Cap Growth Fund has traditionally been and continues to be a portfolio focused on higher quality growth stocks. The prolonged outperformance of lower quality stocks was a key factor in the Fund's underperformance of the Russell Index. We believe investor sentiment is likely to shift in favor of higher quality mid-cap companies as the economic cycle progresses and economic activity begins to slow. Such a shift should create a more favorable environment for the Fund.

      WE BELIEVE INVESTOR SENTIMENT IS LIKELY TO SHIFT IN FAVOR OF HIGHER QUALITY MID-CAP COMPANIES AS THE ECONOMIC CYCLE PROGRESSES AND ECONOMIC ACTIVITY BEGINS TO SLOW.


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RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT  7

QUESTIONS & ANSWERS

      Also contributing to the underperformance of the Fund compared to the Russell Index was the Fund's significant ownership of more established mid-cap growth companies that had previously performed very well, but are now in the later stages of their growth phase. Examples include specialty retailer Williams-Sonoma and grocery store chain Whole Foods Market, which have had slower sales at existing stores and disappointing earnings. Both Williams-Sonoma and Whole Foods Market were very strong performers for the Fund in 2005, but have lagged in 2006. We substantially reduced the Fund's holdings of both stocks.

      Other individual stocks that detracted from the Fund's performance relative to the Russell Index were Dendrite Intl and Omnicare in the health care sector and Legg Mason in the financial services sector. Dendrite Intl provides software and systems for pharmaceutical sales forces. When Pfizer, one of its largest clients, reduced its sales force-related expenditures, the negative impact on Dendrite Intl was significant. Omnicare is a geriatric pharmaceutical services company, primarily serving long-term care facilities. The company suffered from pricing pressures on generic drugs, Medicare reimbursement issues and a plant shutdown, and also had difficulty capitalizing on its acquisition of NeighborCare, a large provider of long-term care and retail pharmacy services.

      Throughout the year, the portfolio had no exposure to real estate investment trusts (REITs) within the financial sector. This was disadvantageous as REITs delivered very strong results. However, this is the fifth consecutive year that REITs have outperformed and we don't think this period of outperformance can continue indefinitely, so we have not added any positions in the REIT group.

      Asset manager Legg Mason was one of the portfolio's best performing stocks in calendar year 2005 as the company swapped its brokerage business for Citicorp's asset management business. However, the anticipated synergies haven't come to fruition as quickly as expected. Earnings have been disappointing as the company works on expense management in order to shore up profit margins. We reduced the Fund's holdings of this stock.


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8  RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

On the positive side, the Fund had larger allocations to technology and materials than did the Russell Index, and the positioning was advantageous. Individual contributors to the Fund's performance included Diagnostic Products, Martin Marietta Materials and VeriFone. Martin Marietta Materials provides granite, limestone and other aggregates for construction. Increased construction in the southeast has spurred demand for its products. Health care company Diagnostic Products manufactures kits to help diagnose conditions such as heart disease, allergies and cancer. In April, Siemens Medical Solutions announced an agreement to acquire Diagnostic Products at a 20% premium to its then-current trading price. We sold the portfolio's holdings before the completion of the acquisition. VeriFone provides technology and software to facilitate secure electronic purchases such as those using debit or credit cards. In April, the company announced the acquisition of Israeli based wireless electronic payment systems provider Lipman Electronic Engineering. The deal should help the company extend its international business.

A company that we added to the portfolio mid-year also performed very well for the Fund. Akamai Technologies provides servers to increase internet downloading speed. With Apple as one of its clients, the company benefited from the popularity of music downloads. We think Akamai Technologies can continue to benefit as video downloads increase in popularity. Compared to music, video downloads require much more bandwidth and are still in their early stages. We believe Akamai Technologies is well-positioned to capitalize on this development.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT  9

QUESTIONS & ANSWERS

Q:    What changes were made to the Fund's positioning during the period?

A: In the final weeks of the fiscal year, we judiciously repositioned the portfolio looking to improve its underlying risk profile. While maintaining the Fund's overall investment approach and its focus on higher quality mid-cap companies, we have increased the number of stocks in the portfolio from about 60 to approximately 121. We also reduced holdings of stocks where the positions had previously been quite large. Examples include Williams-Sonoma, Whole Foods Market and Legg Mason, which were discussed above. We believe these changes will help reduce the variation between the Fund's return and the Russell Index, while still providing the performance potential shareholders are looking for.

      IN THE FINAL WEEKS OF THE FISCAL YEAR, WE JUDICIOUSLY REPOSITIONED THE PORTFOLIO LOOKING TO IMPROVE ITS UNDERLYING RISK PROFILE.

      In terms of specific changes to sector allocations, the portfolio's consumer discretionary weighting is significantly lower than at the start of the fiscal period. We believe consumers face a number of impediments that could hamper spending. Both the downturn in the housing sector and the rise in interest rates could reduce consumers' ability and willingness to spend. At the same time, we think energy prices may stabilize, but will likely stay at a high level. All of these factors support a de-emphasis on consumer-related stocks.

      Some assets from the consumer discretionary sector were reallocated to technology, which now makes the Fund's position in technology larger than that of the Russell Index. We see several factors supporting technology stocks. First, larger corporations have significant excess cash on their balance sheets and are likely to increase their technology spending in 2007. In addition, we think the introduction of Microsoft's VISTA operating system is a catalyst for widespread technology spending as computers will require substantial additional memory to run the new system.


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10  RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

      Although we maintain a favorable long-term outlook for the energy sector, in light of its strong performance over the past few years, we took some profits and reduced the Fund's allocation in the energy sector. Going forward, we think oil and energy service companies offer better opportunities within the sector, while companies focused on exploration and production may have difficulty meeting earnings growth expectations.

      The Fund's weighting in the financial sector was less than that of the Russell Index, and we don't anticipate increasing the Fund's allocation to financials as long as the yield curve remains relatively flat, with little yield difference between short and long-term bonds. Within financials, we have de-emphasized regional banks and REITs (as discussed above). We do see opportunities in stocks such as securities brokers and investment banks that have exposure to capital markets and can potentially benefit from increased merger and acquisition activity.

      The Fund's health care weighting is slightly larger than that of the Russell Index as we have identified companies with attractive growth potential.

Q: What is your tactical view and how will you position the Fund for the months ahead?

A: We intend to maintain the portfolio's high quality bias, while further improving its overall risk profile. We continue to seek out what we think are the most attractive mid-cap growth opportunities for the next two to three years. The Fund's sector allocation strategy is still primarily driven by bottom-up stock selection, while also taking into account expectations for the economy.

      The mid-cap universe has been extremely strong over past three years. However, in the later stages of an economic cycle, larger cap securities tend to outperform due to their more stable growth patterns. Given our expectation for slower economic activity, we are focusing on the larger companies within the mid-cap segment. However, this positioning was disadvantageous during the past year, but we think that opportunities within the lower-end of the mid-cap universe are more difficult to realize in today's market environment. At the same time that we are focusing on the larger mid-cap companies, we are also seeking faster growing companies, those that are still relatively early in their company life cycle. We believe this combination will be advantageous for the Fund going forward.


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RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Mid Cap Growth Fund Class A shares (from 12/1/96 to 11/30/06) as compared to the performance of two widely cited performance indices, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS

Results at Nov. 30, 2006                                                                         SINCE
                                             1 YEAR      3 YEARS      5 YEARS     10 YEARS    INCEPTION(3)
RIVERSOURCE MID CAP GROWTH FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000         $ 9,373      $11,481      $12,684      $20,159      $638,081
        Average annual total return           -6.27%       +4.71%       +4.87%       +7.26%       +8.76%
RUSSELL MIDCAP GROWTH INDEX(1)
        Cumulative value of $10,000         $11,288      $14,614      $15,542      $22,670          N/A
        Average annual total return          +12.88%      +13.48%       +9.22%       +8.53%         N/A
LIPPER MID-CAP GROWTH FUNDS INDEX(2)
        Cumulative value of $10,000         $11,180      $13,955      $14,032      $19,325          N/A
        Average annual total return          +11.80%      +11.75%       +7.01%       +6.81%         N/A

Results for other share classes can be found on page 6.


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12  RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE MID CAP GROWTH FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

  RiverSource Mid Cap
  Growth Fund Class A      Russell Midcap     Lipper Mid-Cap Growth
(includes sales charge)    Growth Index(1)       Funds Index(2)
        $ 9,425                $10,000              $10,000
        $11,646                $11,892              $10,824
        $12,805                $12,867              $11,066
        $16,481                $18,313              $17,959
        $17,128                $18,010              $16,980
        $14,982                $14,585              $13,771
        $14,073                $11,697              $10,923
        $16,548                $15,515              $13,846
        $17,682                $17,284              $15,158
        $20,270                $20,084              $17,285
        $20,159                $22,670              $19,325

(1) The Russell Midcap Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices.

(2) The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from June 4, 1957. The Fund began operating before the inception of the Russell Midcap Growth Index and Lipper peer group.


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RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT  13

INVESTMENTS IN SECURITIES

NOV. 30, 2006

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.1%)

ISSUER                                                      SHARES               VALUE(a)
AEROSPACE & DEFENSE (1.3%)
Precision Castparts                                         100,675           $ 7,596,936
Rockwell Collins                                            165,725             9,998,189
                                                                              -----------
Total                                                                          17,595,125
-----------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.8%)
CH Robinson Worldwide                                       197,378             8,684,632
UTI Worldwide                                                72,857(c)          2,171,139
                                                                              -----------
Total                                                                          10,855,771
-----------------------------------------------------------------------------------------

AIRLINES (0.3%)
AMR                                                         105,649(b)          3,376,542
-----------------------------------------------------------------------------------------

AUTOMOBILES (0.8%)
Harley-Davidson                                             140,693            10,378,923
-----------------------------------------------------------------------------------------

BEVERAGES (0.5%)
Pepsi Bottling Group                                        201,786             6,319,938
-----------------------------------------------------------------------------------------

BIOTECHNOLOGY (3.8%)
Amylin Pharmaceuticals                                       79,728(b)          3,189,120
Biogen Idec                                                 205,109(b)         10,718,996
MedImmune                                                   712,722(b)         23,298,883
OSI Pharmaceuticals                                         378,711(b)         13,891,119
                                                                              -----------
Total                                                                          51,098,118
-----------------------------------------------------------------------------------------

CAPITAL MARKETS (5.7%)
Investors Financial Services                                474,228            18,860,048
Legg Mason                                                   74,315             7,086,678
Northern Trust                                              176,822            10,071,781
T Rowe Price Group                                          592,193            25,659,723
TD Ameritrade Holding                                       817,589            14,356,863
                                                                              -----------
Total                                                                          76,035,093
-----------------------------------------------------------------------------------------

CHEMICALS (1.3%)
Sigma-Aldrich                                               220,563            16,787,050
-----------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (3.8%)
Cintas                                                      568,148            23,975,846
Monster Worldwide                                            81,737(b)          3,567,820
Robert Half Intl                                            598,397            23,092,140
                                                                              -----------
Total                                                                          50,635,806
-----------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                      SHARES               VALUE(a)
COMMUNICATIONS EQUIPMENT (2.3%)
F5 Networks                                                 200,006(b)        $14,962,449
Juniper Networks                                            716,840(b,d)       15,261,523
                                                                              -----------
Total                                                                          30,223,972
-----------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.5%)
Network Appliance                                           669,729(b)         26,260,074
SanDisk                                                     161,255(b,d)        7,159,722
                                                                              -----------
Total                                                                          33,419,796
-----------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.8%)
Fluor                                                        87,004             7,576,308
Foster Wheeler                                               68,674(b)          3,708,396
                                                                              -----------
Total                                                                          11,284,704
-----------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.7%)
Martin Marietta Materials                                   223,683            22,213,959
-----------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.5%)
Strayer Education                                            58,175             6,402,159
-----------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.3%)
Moody's                                                      66,024             4,587,348
-----------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
Level 3 Communications                                      846,940(b)          4,522,659
Time Warner Telecom Cl A                                    165,199(b)          3,013,230
                                                                              -----------
Total                                                                           7,535,889
-----------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.4%)
Allegheny Energy                                            120,466(b)          5,343,872
-----------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.6%)
Rockwell Automation                                         125,484             8,166,499
-----------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.4%)
Amphenol Cl A                                               118,862             8,098,068
Anixter Intl                                                 69,589(b)          4,079,307
Molex                                                       185,137             5,924,384
                                                                              -----------
Total                                                                          18,101,759
-----------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

14  RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT

ISSUER                                                         SHARES                VALUE(a)
ENERGY EQUIPMENT & SERVICES (4.3%)
BJ Services                                                    462,675           $15,624,535
ENSCO Intl                                                     512,394            26,572,753
Natl Oilwell Varco                                             108,065(b)          7,187,403
Smith Intl                                                     180,186             7,632,679
                                                                                 -----------
Total                                                                             57,017,370
--------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.7%)
Whole Foods Market                                             193,288(d)          9,432,454
--------------------------------------------------------------------------------------------

FOOD PRODUCTS (1.4%)
Hershey                                                        107,036             5,669,697
HJ Heinz                                                       131,747             5,856,154
WM Wrigley Jr                                                  149,247             7,826,513
                                                                                 -----------
Total                                                                             19,352,364
--------------------------------------------------------------------------------------------

GAS UTILITIES (0.4%)
Questar                                                         56,521             4,874,936
--------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (4.0%)
Biomet                                                         430,987            16,295,618
Kinetic Concepts                                               198,253(b)          7,196,584
ResMed                                                         172,018(b,d)        8,600,900
St. Jude Medical                                               557,512(b)         20,778,473
                                                                                 -----------
Total                                                                             52,871,575
--------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.4%)
Express Scripts                                                255,342(b)         17,414,323
Health Management Associates Cl A                              620,517            12,720,599
Humana                                                         127,656(b)          6,906,190
Lincare Holdings                                               253,170(b)          9,536,914
Omnicare                                                       322,591            12,803,637
                                                                                 -----------
Total                                                                             59,381,663
--------------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (1.6%)
Cerner                                                         156,196(b)          7,508,342
Dendrite Intl                                                1,379,432(b)         14,484,036
                                                                                 -----------
Total                                                                             21,992,378
--------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (5.4%)
Brinker Intl                                                   228,025            10,368,297
Hilton Hotels                                                  248,553             8,159,995
Intl Game Technology                                           355,852            15,579,201
Panera Bread Cl A                                              135,774(b)          7,800,216
Royal Caribbean Cruises                                        215,436             9,145,258
Starwood Hotels & Resorts Worldwide                            116,642             7,484,917
Station Casinos                                                200,979(d)         13,674,611
                                                                                 -----------
Total                                                                             72,212,495
--------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                          SHARES              VALUE(a)
HOUSEHOLD PRODUCTS (0.4%)
Energizer Holdings                                              71,041(b)        $ 4,695,100
--------------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.4%)
AES                                                            786,933(b)         18,390,624
--------------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.5%)
Akamai Technologies                                            162,051(b)          7,919,432
VeriSign                                                       475,026(b)         12,402,929
                                                                                 -----------
Total                                                                             20,322,361
--------------------------------------------------------------------------------------------

IT SERVICES (7.0%)
Acxiom                                                         948,207            23,629,318
Alliance Data Systems                                           65,396(b)          4,231,775
Cognizant Technology Solutions Cl A                             47,704(b)          3,890,738
Fiserv                                                         539,285(b)         27,562,856
Paychex                                                        343,815            13,549,749
VeriFone Holdings                                              652,038(b)         22,012,803
                                                                                 -----------
Total                                                                             94,877,239
--------------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (2.5%)
Invitrogen                                                     218,755(b,d)       12,035,900
Techne                                                         386,776(b)         20,796,946
                                                                                 -----------
Total                                                                             32,832,846
--------------------------------------------------------------------------------------------

MACHINERY (1.1%)
ITT                                                            135,298             7,299,327
Joy Global                                                     171,053             7,509,227
                                                                                 -----------
Total                                                                             14,808,554
--------------------------------------------------------------------------------------------

MEDIA (3.6%)
Catalina Marketing                                             815,416            19,953,229
Lamar Advertising Cl A                                         128,194(b)          7,736,508
Sirius Satellite Radio                                       2,778,153(b)         11,834,932
XM Satellite Radio Holdings Cl A                               596,579(b)          8,614,601
                                                                                 -----------
Total                                                                             48,139,270
--------------------------------------------------------------------------------------------

METALS & MINING (0.7%)
Allegheny Technologies                                          61,147             5,481,828
Freeport-McMoRan Copper & Gold Cl B                             71,249             4,479,425
                                                                                 -----------
Total                                                                              9,961,253
--------------------------------------------------------------------------------------------

MULTILINE RETAIL (0.3%)
Nordstrom                                                       84,558             4,145,033
--------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT  15

ISSUER                                                      SHARES                  VALUE(a)
OIL, GAS & CONSUMABLE FUELS (4.0%)
Denbury Resources                                           460,381(b)        $   13,512,182
El Paso                                                     493,074                7,198,880
Murphy Oil                                                  142,905                7,756,883
Newfield Exploration                                        306,679(b)            15,263,415
Williams Companies                                          349,755                9,709,199
                                                                              --------------
Total                                                                             53,440,559
--------------------------------------------------------------------------------------------

PHARMACEUTICALS (1.9%)
Allergan                                                     74,848                8,725,780
Endo Pharmaceuticals Holdings                               360,173(b)             9,764,290
Forest Laboratories                                         141,364(b)             6,884,427
                                                                              --------------
Total                                                                             25,374,497
--------------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
St. Joe                                                     125,587(d)             7,031,616
--------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.0%)
Integrated Device Technology                                305,959(b)             5,048,324
KLA-Tencor                                                  300,472               15,525,388
Kulicke & Soffa Inds                                        658,154(b)             5,390,281
Maxim Integrated Products                                   476,916               15,013,316
Microchip Technology                                        760,783               25,950,307
Microsemi                                                   160,786(b)             3,320,231
NVIDIA                                                      302,069(b)            11,173,532
                                                                              --------------
Total                                                                             81,421,379
--------------------------------------------------------------------------------------------

SOFTWARE (7.9%)
Advent Software                                             787,139(b)            28,777,801
BEA Systems                                                 434,284(b)             5,980,091
BMC Software                                                891,332(b)            29,021,769
Business Objects ADR                                        182,021(b,c)           7,066,055
Citrix Systems                                              227,780(b)             6,546,397
Fair Isaac                                                  286,044               11,905,151
Lawson Software                                             886,361(b)             6,594,526
NAVTEQ                                                      294,950(b)            10,550,362
                                                                              --------------
Total                                                                            106,442,152
--------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                      SHARES                  VALUE(a)
SPECIALTY RETAIL (2.7%)
Abercrombie & Fitch Cl A                                     48,598           $    3,277,449
Advance Auto Parts                                           90,454                3,220,162
Chico's FAS                                                 247,582(b)             5,880,073
Limited Brands                                              136,040                4,311,108
TJX Companies                                               132,200                3,624,924
Urban Outfitters                                            308,757(b)             6,879,106
Williams-Sonoma                                             297,218                9,427,755
                                                                              --------------
Total                                                                             36,620,577
--------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.2%)
Coach                                                       358,310(b)            15,482,575
--------------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.1%)
Fastenal                                                    419,612               15,101,836
--------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.7%)
American Tower Cl A                                         398,485(b)            15,090,627
Crown Castle Intl                                           110,148(b)             3,795,700
NII Holdings                                                177,845(b)            11,547,476
SBA Communications Cl A                                     202,124(b)             5,734,258
                                                                              --------------
Total                                                                             36,168,061
--------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,155,169,691)                                                        $1,312,753,090
--------------------------------------------------------------------------------------------

MONEY MARKET FUND (3.8%)(e)

                                                           SHARES                   VALUE(a)
RiverSource Short-Term
 Cash Fund                                               50,654,491(f)        $   50,654,491
--------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $50,654,491)                                                           $   50,654,491
--------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,205,824,182)(g)                                                     $1,363,407,581
============================================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

16  RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2006, the value of foreign securities represented 0.7% of net assets.

(d) At Nov. 30, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 3.4% of net assets. See Note 5 to the financial statements. 0.4% of net assets is the Fund's cash equivalent position.

(f)   Affiliated Money Market Fund - See Note 6 to the financial statements.

(g) At Nov. 30, 2006, the cost of securities for federal income tax purposes was $1,207,994,795 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                   $ 195,615,437
      Unrealized depreciation                                     (40,202,651)
      -----------------------------------------------------------------------
      Net unrealized appreciation                               $ 155,412,786
      -----------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT  17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOV. 30, 2006

ASSETS
Investments in securities, at value (Note 1)
  Unaffiliated issuers* (identified cost $1,155,169,691)                                      $1,312,753,090
  Affiliated money market fund (identified cost $50,654,491) (Note 6)                             50,654,491
------------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $1,205,824,182)                               1,363,407,581
Capital shares receivable                                                                             20,069
Dividends and accrued interest receivable                                                            733,658
Receivable for investment securities sold                                                         30,105,767
------------------------------------------------------------------------------------------------------------
Total assets                                                                                   1,394,267,075
------------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash on demand deposit                                                     10,261
Capital shares payable                                                                               226,139
Payable for investment securities purchased                                                       10,484,010
Payable upon return of securities loaned (Note 5)                                                 45,351,900
Accrued investment management services fee                                                            25,389
Accrued distribution fee                                                                             284,190
Accrued service fee                                                                                       79
Accrued transfer agency fee                                                                            2,617
Accrued administrative services fee                                                                    2,035
Other accrued expenses                                                                               267,343
------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                 56,653,963
------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                            $1,337,613,112
============================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                      $      943,267
Additional paid-in capital                                                                       852,508,109
Accumulated net realized gain (loss)                                                             326,578,337
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                             157,583,399
------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                      $1,337,613,112
============================================================================================================
Net assets applicable to outstanding shares:            Class A                               $1,092,797,106
                                                        Class B                               $  207,104,427
                                                        Class C                               $    8,971,125
                                                        Class I                               $        5,584
                                                        Class Y                               $   28,734,870
Net asset value per share of outstanding capital stock: Class A shares      75,865,923        $        14.40
                                                        Class B shares      15,809,072        $        13.10
                                                        Class C shares         684,902        $        13.10
                                                        Class I shares             379        $        14.73
                                                        Class Y shares       1,966,443        $        14.61
------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 5)                                              $   44,446,324
------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

18  RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT

STATEMENT OF OPERATIONS

YEAR ENDED NOV. 30, 2006

INVESTMENT INCOME
Income:
Dividends                                                                       $  15,814,586
Interest                                                                              784,620
Income distributions from affiliated money market fund (Note 6)                       492,260
Fee income from securities lending (Note 5)                                            67,963
----------------------------------------------------------------------------------------------
Total income                                                                       17,159,429
----------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                  9,852,112
Distribution fee
  Class A                                                                           3,114,493
  Class B                                                                           2,748,569
  Class C                                                                             109,599
Transfer agency fee                                                                 2,776,260
Incremental transfer agency fee
  Class A                                                                             188,648
  Class B                                                                             115,260
  Class C                                                                               4,793
Service fee -- Class Y                                                                176,070
Administrative services fees and expenses                                             946,943
Compensation of board members                                                          27,557
Custodian fees                                                                        133,300
Printing and postage                                                                  385,900
Registration fees                                                                      70,500
Audit fees                                                                             32,000
Other                                                                                 106,601
----------------------------------------------------------------------------------------------
Total expenses                                                                     20,788,605
  Earnings and bank fee credits on cash balances (Note 2)                             (85,284)
----------------------------------------------------------------------------------------------
Total net expenses                                                                 20,703,321
----------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                    (3,543,892)
----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions (Note 3)                                                  331,575,113
  Payment from affiliate (Note 2)                                                      75,674
----------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                           331,650,787
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies          (367,859,151)
----------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                             (36,208,364)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $ (39,752,256)
==============================================================================================

See accompanying notes to financial statements


------------------------------------------------------------------------------

RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT  19

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED NOV. 30,                                                               2006                     2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                             $   (3,543,892)          $  (13,744,084)
Net realized gain (loss) on investments                                        331,650,787              225,080,595
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies          (367,859,151)              51,395,303
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                (39,752,256)             262,731,814
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain
    Class A                                                                       (958,905)                      --
    Class B                                                                       (250,115)                      --
    Class C                                                                         (9,498)                      --
    Class I                                                                        (30,856)                      --
    Class Y                                                                       (140,473)                      --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                             (1,389,847)                      --
--------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
  Class A shares (Note 2)                                                      103,724,471              108,126,482
  Class B shares                                                                21,997,713               29,373,338
  Class C shares                                                                 1,377,453                1,674,433
  Class I shares                                                                13,314,355               31,963,088
  Class Y shares                                                                27,899,819               35,523,996
Reinvestment of distributions at net asset value
  Class A shares                                                                   917,399                       --
  Class B shares                                                                   246,325                       --
  Class C shares                                                                     9,295                       --
  Class I shares                                                                    30,852                       --
  Class Y shares                                                                   140,473                       --
Payments for redemptions
  Class A shares                                                              (371,222,935)            (402,500,136)
  Class B shares (Note 2)                                                     (134,303,778)            (151,146,293)
  Class C shares (Note 2)                                                       (4,542,391)              (5,389,359)
  Class I shares                                                               (53,127,868)              (6,495,585)
  Class Y shares                                                              (191,068,573)             (97,788,183)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions             (584,607,390)            (456,658,219)
--------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                       (625,749,493)            (193,926,405)
Net assets at beginning of year                                              1,963,362,605            2,157,289,010
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                   $1,337,613,112           $1,963,362,605
====================================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

20  RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Equity Series, Inc. (formerly AXP Equity Series, Inc). and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Equity Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in common stocks of mid-capitalization companies.

The Fund offers Class A, Class B, Class C, Class I and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class I and Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

At Nov. 30, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT  21

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


------------------------------------------------------------------------------

22  RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT  23

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $3,543,892 and accumulated net realized gain has been decreased by $75,674 resulting in a net reclassification adjustment to decrease paid-in capital by $3,468,218.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED NOV. 30,                                         2006              2005
----------------------------------------------------------------------------------
CLASS A
Distributions paid from:
          Ordinary income .................................$     --            $--
          Long-term capital gain ...........................958,905             --
CLASS B
Distributions paid from:
          Ordinary income .......................................--             --
          Long-term capital gain ...........................250,115             --
CLASS C
Distributions paid from:
          Ordinary income .......................................--             --
          Long-term capital gain .............................9,498             --
CLASS I
Distributions paid from:
          Ordinary income .......................................--             --
          Long-term capital gain ............................30,856             --
CLASS Y
Distributions paid from:
          Ordinary income .......................................--             --
          Long-term capital gain ...........................140,473             --


------------------------------------------------------------------------------

24  RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT

At Nov. 30, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income ................................... $         --
Accumulated long-term gain (loss) ............................... $328,748,950
Unrealized appreciation (depreciation) .......................... $155,412,786

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT  25

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.70% to 0.475% annually as the Fund's assets increase. Prior to March 1, 2006, the fee percentage of the Funds average daily net assets declined from 0.60% to 0.48% annually as the Fund's assets increased. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero.

The adjustment decreased the fee by $1,683,464 for the year ended Nov. 30, 2006.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $60,439 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include: Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50


------------------------------------------------------------------------------

26  RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4 the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets for this service attributable to Class R4 shares.

Class I currently pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Under the current Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $1,033,270 for Class A, $354,362 for Class B and $945 for Class C for the year ended Nov. 30, 2006.

Effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Nov. 30, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.07% for Class R4.

During the year ended Nov. 30, 2006, the Fund's custodian and transfer agency fees were reduced by $85,284 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT  27

In addition, the Fund received a one time payment of $75,674 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $769,039,234 and $1,353,302,988, respectively, for the year ended Nov. 30, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               YEAR ENDED NOV. 30, 2006
                                 CLASS A             CLASS B             CLASS C             CLASS I             CLASS Y
--------------------------------------------------------------------------------------------------------------------------
Sold                            7,406,403           1,673,098             105,072             906,496           1,914,933
Issued for reinvested
 distributions                     63,182              18,521                 699               2,087               9,556
Redeemed                      (26,575,471)        (10,641,314)           (356,557)         (3,839,790)        (13,779,390)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)       (19,105,886)         (8,949,695)           (250,786)         (2,931,207)        (11,854,901)
--------------------------------------------------------------------------------------------------------------------------

                                                               YEAR ENDED NOV. 30, 2005
                                 CLASS A             CLASS B             CLASS C             CLASS I             CLASS Y
--------------------------------------------------------------------------------------------------------------------------
Sold                            8,195,821           2,451,578             140,518           2,453,120           2,700,038
Issued for reinvested
 distributions                         --                  --                  --                  --                  --
Redeemed                      (31,042,434)        (12,611,921)           (452,854)           (494,641)         (7,138,164)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)       (22,846,613)        (10,160,343)           (312,336)          1,958,479          (4,438,126)
--------------------------------------------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Nov. 30, 2006, securities valued at $44,446,324 were on loan to brokers. For collateral, the Fund received $45,351,900 in cash. Cash collateral received is invested in an affiliated money market fund and


------------------------------------------------------------------------------

28 RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $67,963 for year ended Nov. 30, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the year ended Nov. 30, 2006.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL

PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT  29

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.


------------------------------------------------------------------------------

30  RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT  31

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Nov. 30,                          2006           2005           2004           2003           2002
Net asset value, beginning of period               $ 14.49        $ 12.64        $ 11.83        $ 10.06        $ 10.71
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.01)          (.08)          (.08)          (.08)          (.10)
Net gains (losses) (both realized
 and unrealized)                                      (.07)          1.93            .89           1.85           (.55)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.08)          1.85            .81           1.77           (.65)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                     (.01)            --             --             --             --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 14.40        $ 14.49        $ 12.64        $ 11.83        $ 10.06
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)            $ 1,093        $ 1,376        $ 1,489        $ 1,478        $ 1,155
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                                  1.09%          1.09%          1.03%          1.18%          1.25%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                          (.07%)         (.57%)         (.62%)         (.83%)         (.96%)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                      45%            27%            26%            26%            15%
------------------------------------------------------------------------------------------------------------------------
Total return(c)                                       (.55%)        14.64%          6.85%         17.59%         (6.07%)
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

32  RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Nov. 30,                      2006           2005           2004           2003           2002
Net asset value, beginning of period           $ 13.28        $ 11.68        $ 11.02        $  9.44        $ 10.13
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      (.12)          (.19)          (.17)          (.14)          (.16)
Net gains (losses) (both realized
 and unrealized)                                  (.05)          1.79            .83           1.72           (.53)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                  (.17)          1.60            .66           1.58           (.69)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                 (.01)            --             --             --             --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $ 13.10        $ 13.28        $ 11.68        $ 11.02        $  9.44
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)        $   207        $   329        $   408        $   440        $   321
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                              1.87%          1.86%          1.80%          1.96%          2.03%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                      (.89%)        (1.35%)        (1.40%)        (1.61%)        (1.74%)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                  45%            27%            26%            26%            15%
--------------------------------------------------------------------------------------------------------------------
Total return(c)                                  (1.28%)        13.70%          5.99%         16.74%         (6.81%)
--------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT  33

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Nov. 30,                         2006           2005           2004           2003           2002
Net asset value, beginning of period              $ 13.28        $ 11.68        $ 11.02        $  9.44        $ 10.13
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.12)          (.18)          (.16)          (.14)          (.16)
Net gains (losses) (both realized
 and unrealized)                                     (.05)          1.78            .82           1.72           (.53)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                     (.17)          1.60            .66           1.58           (.69)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                    (.01)            --             --             --             --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 13.10        $ 13.28        $ 11.68        $ 11.02        $  9.44
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)           $     9        $    12        $    15        $    14        $     8
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                                 1.87%          1.87%          1.81%          1.97%          2.06%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                         (.87%)        (1.35%)        (1.40%)        (1.61%)        (1.76%)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                     45%            27%            26%            26%            15%
-----------------------------------------------------------------------------------------------------------------------
Total return(c)                                     (1.28%)        13.70%          5.99%         16.74%         (6.81%)
-----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

34  RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Nov. 30,                         2006             2005             2004(b)
Net asset value, beginning of period               $14.75           $12.81           $12.52
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .01             (.01)            (.05)
Net gains (losses) (both realized
 and unrealized)                                     (.02)            1.95              .34
----------------------------------------------------------------------------------------------
Total from investment operations                     (.01)            1.94              .29
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                    (.01)              --               --
----------------------------------------------------------------------------------------------
Net asset value, end of period                     $14.73           $14.75           $12.81
----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)            $   --           $   43           $   12
----------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c)                                  .66%             .63%             .60%(d)
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                          .10%            (.09%)           (.13%)(d)
----------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                     45%              27%              26%
----------------------------------------------------------------------------------------------
Total return(e)                                      (.07%)          15.14%            2.32%(f)
-----------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT  35

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Nov. 30,                           2006          2005          2004          2003          2002
Net asset value, beginning of period                 $14.67        $12.78        $11.94        $10.13        $10.77
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             --          (.06)         (.06)         (.06)         (.08)
Net gains (losses) (both realized
 and unrealized)                                       (.05)         1.95           .90          1.87          (.56)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                       (.05)         1.89           .84          1.81          (.64)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      (.01)           --            --            --            --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $14.61        $14.67        $12.78        $11.94        $10.13
---------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $   29        $  203        $  233        $  200        $  127
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                                    .91%          .92%          .87%         1.00%         1.10%
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                           (.07%)        (.40%)        (.46%)        (.66%)        (.80%)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                       45%           27%           26%           26%           15%
---------------------------------------------------------------------------------------------------------------------
Total return(c)                                        (.34%)       14.79%         7.04%        17.87%        (5.94%)
---------------------------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

36  RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS RIVERSOURCE EQUITY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Mid Cap Growth Fund (a series of RiverSource Equity Series, Inc.) as of November 30, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2006, and the financial highlights for each of the years or periods in the five-year period ended November 30, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Mid Cap Growth Fund as of November 30, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
January 22, 2007


------------------------------------------------------------------------------

RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT  37

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Nov. 30, 2006

CLASS A

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                                     PER SHARE
Dec. 21, 2005 ....................................................................$0.01015

CLASS B

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                                     PER SHARE
Dec. 21, 2005 ....................................................................$0.01015

CLASS C

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                                     PER SHARE
Dec. 21, 2005 ....................................................................$0.01015

CLASS I

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                                     PER SHARE
Dec. 21, 2005 ....................................................................$0.01015

CLASS Y

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                                     PER SHARE
Dec. 21, 2005 ....................................................................$0.01015


--------------------------------------------------------------------------------

38  RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT  39

                                    BEGINNING            ENDING          EXPENSES
                                  ACCOUNT VALUE      ACCOUNT VALUE     PAID DURING      ANNUALIZED
                                   JUNE 1, 2006      NOV. 30, 2006    THE PERIOD(a)    EXPENSE RATIO
Class A
  Actual(b)                           $1,000            $1,037.50         $5.52            1.08%
  Hypothetical
  (5% return before expenses)         $1,000            $1,019.65         $5.47            1.08%
Class B
  Actual(b)                           $1,000            $1,033.10         $9.48            1.86%
  Hypothetical
  (5% return before expenses)         $1,000            $1,015.74         $9.40            1.86%
Class C
  Actual(b)                           $1,000            $1,033.90         $9.48            1.86%
  Hypothetical
  (5% return before expenses)         $1,000            $1,015.74         $9.40            1.86%
Class I
  Actual(b)                           $1,000            $1,040.20         $3.27             .64%
  Hypothetical
  (5% return before expenses)         $1,000            $1,021.86         $3.24             .64%
Class Y
  Actual(b)                           $1,000            $1,038.40         $4.55(c)          .89%
  Hypothetical
  (5% return before expenses)         $1,000            $1,020.61         $4.51(c)          .89%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended Nov. 30, 2006:
      +3.75% for Class A, +3.31% for Class B, +3.39% for Class C, +4.02% for
      Class I and +3.84% for Class Y.

(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov.
      30, 2007, unless sooner terminated at the discretion of the Fund's
      Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.07% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes are effective
      Dec. 11, 2006. If these changes had been in place for the six-month period ended Nov. 30, 2006, the actual expenses paid for Class Y would have been $4.70 and the hypothetical expenses paid would have been $4.66.


------------------------------------------------------------------------------

40  RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                           POSITION HELD
ADDRESS,                        WITH FUND AND          PRINCIPAL OCCUPATION                       OTHER
AGE                             LENGTH OF SERVICE      DURING PAST FIVE YEARS                     DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                  Board member           Chief Justice, Minnesota Supreme
901 S. Marquette Ave.           since 2006             Court, 1998-2005
Minneapolis, MN 55402
Age 52
----------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson*                Board member           Chair, RiverSource Funds,
901 S. Marquette Ave.           since 1999             1999-2006; Chair, Board Services
Minneapolis, MN 55402                                  Corporation (provides administrative
Age 72                                                 services to boards); former Governor
                                                       of Minnesota
----------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn               Board member           Trustee Professor of Economics and
901 S. Marquette Ave.           since 2004             Management, Bentley College;
Minneapolis, MN 55402                                  former Dean, McCallum Graduate
Age 56                                                 School of Business, Bentley College
----------------------------------------------------------------------------------------------------------------------------
Anne P. Jones                   Board member           Attorney and Consultant
901 S. Marquette Ave.           since 1985
Minneapolis, MN 55402
Age 71
----------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind                 Board member           Former Managing Director,                  American Progressive
901 S. Marquette Ave.           since 2005             Shikiar Asset Management                   Insurance
Minneapolis, MN 55402
Age 71
----------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.*          Board member           President Emeritus and                     Valmont Industries, Inc.
901 S. Marquette Ave.           since 2002 and         Professor of Economics,                    (manufactures irrigation
Minneapolis, MN 55402           Chair of the Board     Carleton College                           systems)
Age 67                          since 2007
----------------------------------------------------------------------------------------------------------------------------

* Effective Jan. 1, 2007 Stephen Lewis replaced Arne Carlson as Chair of the Board.

------------------------------------------------------------------------------

RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT  41

NAME,                            POSITION HELD
ADDRESS,                         WITH FUND AND         PRINCIPAL OCCUPATION                        OTHER
AGE                              LENGTH OF SERVICE     DURING PAST FIVE YEARS                      DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia           Board member          Director, Enterprise Asset                  Strategic Distribution,
901 S. Marquette Ave.            since 2004            Management, Inc. (private real              Inc. (transportation,
Minneapolis, MN 55402                                  estate and asset management                 distribution and logistics
Age 54                                                 company)                                    consultants)
----------------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor*                  Board member          President and Chief Executive
901 S. Marquette Ave.            since 2006            Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                                  Insurance Company, Inc. since 1999
Age 53
----------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby             Board member          Chief Executive Officer, RiboNovix,         Hybridon, Inc.
901 S. Marquette Ave.            since 2002            Inc. since 2003 (biotechnology);            (biotechnology);
Minneapolis, MN 55402                                  former President, Forester Biotech          American Healthways,
Age 62                                                                                             Inc. (health management
                                                                                                   programs)
----------------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS**

NAME,                            POSITION HELD
ADDRESS,                         WITH FUND AND         PRINCIPAL OCCUPATION                        OTHER
AGE                              LENGTH OF SERVICE     DURING PAST FIVE YEARS                      DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------
William F. Truscott              Board member          President - U.S. Asset Management
53600 Ameriprise                 since 2001,           and Chief Investment Officer,
Financial Center                 Vice President        Ameriprise Financial, Inc. and
Minneapolis, MN 55474            since 2002            President, Chairman of the Board
Age 46                                                 and Chief Investment Officer,
                                                       RiverSource Investments, LLC
                                                       since 2005; President, Ameriprise
                                                       Certificate Company since 2006;
                                                       Senior Vice President - Chief
                                                       Investment Officer, Ameriprise
                                                       Financial, Inc. and Chairman of the
                                                       Board and Chief Investment Officer,
                                                       RiverSource Investments, LLC,
                                                       2001-2005
----------------------------------------------------------------------------------------------------------------------------

* Vikki L. Pryor resigned as a member of the Board, effective Jan. 11, 2007.

** Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


------------------------------------------------------------------------------

42  RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                          POSITION HELD
ADDRESS,                       WITH FUND AND               PRINCIPAL OCCUPATION
AGE                            LENGTH OF SERVICE           DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan            President                   Senior Vice President - Asset Management, RiverSource
172 Ameriprise                 since 2006                  Investments, LLC since 2006; Managing Director and Global
Financial Center                                           Head of Product, Morgan Stanley Investment Management,
Minneapolis, MN 55474                                      2004-2006; President, Touchstone Investments, 2002-2004;
Age 41                                                     Director of Strategic Planning, Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley             Vice President              Executive Vice President - Equity and Fixed Income,
172 Ameriprise                 since 2004                  Ameriprise Financial, Inc. and RiverSource Investments, LLC since
Financial Center                                           2006; Vice President - Investments, Ameriprise Certificate
Minneapolis, MN 55474                                      Company since 2003; Senior Vice President - Fixed Income,
Age 42                                                     Ameriprise Financial, Inc., 2002-2006 and RiverSource
                                                           Investments, LLC, 2004-2006; Managing Director, Zurich Global
                                                           Assets, 2001-2002
------------------------------------------------------------------------------------------------------------------------------
Amy K. Johnson                 Vice President              Vice President - Asset Management and Trust Company Services,
5228 Ameriprise                since 2006                  RiverSource Investments, LLC since 2006; Vice President -
Financial Center                                           Operations and Compliance, RiverSource Investments, LLC,
Minneapolis, MN 55474                                      2004-2006; Director of Product Development - Mutual Funds,
Age 41                                                     Ameriprise Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                 Treasurer                   Vice President - Investment Accounting, Ameriprise Financial, Inc.
105 Ameriprise                 since 2002                  since 2002; Vice President - Finance, American Express
Financial Center                                           Company, 2000-2002
Minneapolis, MN 55474
Age 51
------------------------------------------------------------------------------------------------------------------------------
Scott R. Plummer               Vice President,             Vice President and Chief Counsel - Asset Management,
5228 Ameriprise                General Counsel             Ameriprise Financial, Inc. since 2005; Vice President,
Financial Center               and Secretary               General Counsel and Secretary, Ameriprise Certificate Company
Minneapolis, MN 55474          since 2006                  since 2005; Vice President - Asset Management Compliance,
Age 47                                                     Ameriprise Financial, Inc., 2004-2005; Senior Vice President and
                                                           Chief Compliance Officer, U.S. Bancorp Asset Management,
                                                           2002-2004; Second Vice President and Assistant General
                                                           Counsel, Hartford Life, 2001-2002
------------------------------------------------------------------------------------------------------------------------------
Jennifer D. Lammers            Chief Compliance            U.S. Asset Management Chief Compliance Officer, RiverSource
172 Ameriprise                 Officer since 2006          Investments, LLC since 2006; Director - Mutual Funds,
Financial Center                                           Voyageur Asset Management, 2003-2006; Director of Finance,
Minneapolis, MN 55474                                      Voyageur Asset Management, 2000-2003
Age 46
------------------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                 Money Laundering            Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise                Prevention Officer          Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Financial Center               since 2004                  Laundering, Ameriprise Financial, Inc., 2003-2004; Compliance
Minneapolis, MN 55474                                      Director and Bank Secrecy Act Officer, American Express
Age 42                                                     Centurion Bank, 2000-2003
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT  43

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

44  RIVERSOURCE MID CAP GROWTH FUND -- 2006 ANNUAL REPORT

RIVERSOURCE(SM) MID CAP GROWTH FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS

                        This report must be accompanied or preceded by the
                        Fund's current prospectus. RiverSource(SM) mutual
RIVERSOURCE [LOGO](SM)  funds are distributed by RiverSource Distributors,
      INVESTMENTS       Inc. and Ameriprise Financial Services, Inc., Members
                        NASD, and managed by RiverSource Investments, LLC.
                        These companies are part of Ameriprise Financial, Inc.

                                                              S-6426 AC (1/07)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for professional services rendered for the audits of the annual financial statements for RiverSource Equity Series, Inc. were as follows:

                        2006 - $31,200;                       2005 - $30,300

(b) Audit - Related Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for RiverSource Equity Series, Inc. were as follows:

                        2006 - $474;                          2005 - $434

(c) Tax Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for tax compliance related services for RiverSource Equity Series, Inc. were as follows:

                        2006 - $2,750;                        2005 - $910

(d) All Other Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for additional professional services rendered for RiverSource Equity Series, Inc. were as follows:

                        2006 - $1,161;                        2005 - $647

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2006 and 2005 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Nov. 30, by the registrant for non-audit services to KPMG LLP were as follows:

                        2006 - $56,311;                       2005 - $88,557

         The fees paid for the years ended Nov. 30, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2006 - $52,400;                       2005 - $87,000

(h) 100% of the services performed for item (g) above during 2006 and 2005 were pre-approved by the audit committee.

*2005 represents bills paid 12/1/04 - 11/30/05
 2006 represents bills paid 12/1/05 - 11/30/06

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                       RiverSource Equity Series, Inc.





By                                 /s/ Patrick T. Bannigan
                                   -----------------------
                                       Patrick T. Bannigan
                                       President and Principal Executive Officer

Date                                   February 2, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.





By                                 /s/ Patrick T. Bannigan
                                   -----------------------
                                       Patrick T. Bannigan
                                       President and Principal Executive Officer

Date                                   February 2, 2007





By                                 /s/ Jeffrey P. Fox
                                   -----------------------
                                       Jeffrey P. Fox
                                       Treasurer and Principal Financial Officer

Date                                   February 2, 2007